DEAN WITTER SHORT-TERM BOND FUND                  TWO WORLD TRADE CENTER, NEW
LETTER TO THE SHAREHOLDERS APRIL 30, 1998         YORK, NEW YORK 10048

DEAR SHAREHOLDER:

During the twelve months ended April 30, 1998, despite vigorous economic growth on the one hand and periodic concerns over higher interest rates on the other, the Federal Reserve Board held monetary policy steady, as inflationary expectations declined and interest rates trended lower. For the period under review, yields on two-year and five-year Treasuries fell 71 and 93 basis points to 5.57 percent and 5.64 percent, respectively, with most of the rally occurring during the first six months of the fiscal period. Corporate bonds also benefitted from the decline in rates as well as a strong stock market and increased merger activity, while credit concerns over exposure to the Asian financial markets moderated.

PERFORMANCE

For the fiscal year ended April 30, 1998, the Fund produced a total return of
7.02 percent versus 6.47 percent for the Lipper Short Investment Grade Debt Fund Index. During the same period, the Lehman Brothers Mutual Fund Short (one- to five-year) Investment Grade Debt Index returned 8.18 percent and six-month Treasuries returned 5.26 percent. The accompanying chart compares the performance of the Fund versus the performances of the Lipper Index and the Lehman Index.

The Fund's ability to achieve a total return of 7.02 percent was primarily due to the decline in interest rates over the period. Commitments to higher-yielding fixed-income market sectors other than Treasuries, and longer-dated securities also bolstered portfolio returns.

PORTFOLIO

At the start of the fiscal year, April 30, 1997, the Fund's average maturity was
1.7 years and it had an average duration of 1.5 years. In July, 1997, with the decline in interest rates, two- and three-year Treasuries fell 33 and 43 basis points in yield, to 5.72 percent and 5.78 percent, respectively. With the dramatic dip in rates and the reduced incentive for extending maturities, new flows were invested primarily in

DEAN WITTER SHORT-TERM BOND FUND
LETTER TO THE SHAREHOLDERS APRIL 30, 1998, CONTINUED

six-month Treasuries, which had remained close to their prior month's level. The Fund's average maturity and duration declined in July to period lows of 1.47 years and 1.24 years respectively.

With yields modestly higher during much of August, September and October, additional subscriptions were invested across Treasury, agency, mortgage and corporate sectors, with the emphasis on two- to three-year maturities. As interest rates resumed their decline in late October, the Fund adopted a longer average maturity strategy, offsetting some of the extension impact of additional three-year purchases with a somewhat higher cash reserve.

During the fiscal year, assets grew by more than $60 million, or approximately 140 percent. This increase was primarily attributable to the steady inflow of net subscriptions. At period-end, the Fund was invested 45 percent in corporate bonds, 27.9 percent in U.S. Treasuries and U.S. agency securities, 15.7 percent in mortgage-backed securities and 11.4 percent in temporary reserves. During the fiscal year the Fund did not own any foreign securities.

For the twelve months ended April 30, 1998, the Fund paid a dividend of approximately $0.66. With the lower interest rate environment, new investments are being purchased at lower yields than one year ago, and it is possible that we will be unable to reinvest proceeds from maturing securities at their prior yields. As a result, no assurances can be made that last year's dividend will be repeated in the coming year. We will, however, endeavor to return a dividend to our shareholders that is competitive with respect to the market environment and commensurate with stability of principal.

CORPORATE SECURITIES SECTOR

On April 30, 1998, the Fund held 35 investment-grade corporate issues, which had an average maturity of 2.05 years and an average duration of 1.82 years. Purchases to the finance sector were increased and represented nearly 32 percent of the

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    GROWTH OF $10,000
    ($ in Thousands)

                                  FUND     LEHMAN(3)   LIPPER(4)
January-1994                   $10,000       $10,000     $10,000
April-1994                      $9,799        $9,831      $9,894
April-1995                     $10,265       $10,526     $10,351
April-1996                     $11,018       $11,391     $11,072
April-1997                     $11,666       $12,158     $11,738
April-1998                     $12,484       $13,153     $12,498
Average Annual Total Re-
turns
                               Life of
1 Year                            Fund
7.02%(1)                      5.29%(1)

  PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.
(2) Closing value assuming a complete redemption on April 30, 1998.
(3) The Lehman Brothers Mutual Fund Short (1-5) Investment Grade Debt Fund Index measures all investment-grade corporate debt securities with maturities of one to five years. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
(4) The Lipper Short Investment Grade Debt Fund Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Short Investment Grade Debt Fund objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

DEAN WITTER SHORT-TERM BOND FUND
LETTER TO THE SHAREHOLDERS APRIL 30, 1998, CONTINUED

investment-grade holdings on April 30, 1998, up from 12.7 percent on April 30, 1997. Allocations to Yankee bonds (dollar-denominated bonds issued in the U.S. by foreign entities) were decreased from 19.7 percent to 2.4 percent. The average quality rating of the corporate bond portfolio was Baa1.

During the period under review, a number of new corporates with two- to three-year final maturities were added to the portfolio. These purchases were made in response to the attractive yield differentials between corporate securities and comparable maturity Treasuries. Corporate purchases throughout the year were diversified among all sectors and included debt of Illinois Power, Southern California Edison, Air Touch, Norfolk Southern, Occidental Petroleum, Ford Credit, GATX Capital, Republic National Bank, Long Island Savings, Korea Development Bank and CSW Investments. The Fund has not purchased any new corporates with maturities beyond January 2002.

U.S. GOVERNMENT SECURITIES SECTOR

Early in the period, as cash flow permitted we added high-coupon, short-term Treasuries to cushion the effects of interest-rate volatility. As the year progressed, the Fund added 6 percent and 6.5 percent five- and seven-year mortgage-backed balloon securities, along with callable and non-callable agencies ranging from one to three years, to further enhance the yield.

As of April 30, 1998, 30 percent of this sector was invested in mortgage-backed securities, 48 percent in U.S. agency securities, six percent in U.S. Treasuries and 16 percent in cash equivalents.

LOOKING AHEAD

As we enter the second quarter of 1998, the economy appears vibrant, inflation seems contained and we expect a period of relatively stable interest rates for the next several months. In the absence of inflation, despite the expanding economy and high consumer confidence, the Federal Reserve Board seems to be locked into a neutral monetary policy position as it awaits possible repercussions to our economy from the Asian recession.

The Federal Reserve Board has made it clear that in the months ahead, should signs of inflation appear, it will not hesitate to raise interest rates. We believe the Fed will pay special attention to the value of the U.S. dollar on foreign exchange markets, because its relative strength over the past year has also helped to keep inflation in check through ensuing lower commodity prices and import prices.

Recently, the Treasury announced a restructuring of its annual debt financing. The new strategy calls for the elimination of Treasuries with three-year maturities. While the Fund has not been emphasizing Treasuries in its portfolio, we have been purchasing other three-year securities. The

DEAN WITTER SHORT-TERM BOND FUND
LETTER TO THE SHAREHOLDERS APRIL 30, 1998, CONTINUED

reduced future supply of securities with this maturity may have a positive impact on our other holdings with these maturities, but the ability to purchase additional such investments may become more difficult. Given the anticipated stability of interest rates, the Fund will continue to operate within its current maturity and asset allocation strategy.

We appreciate your continued support of Dean Witter Short-Term Bond Fund and look forward to continuing to serve your investment needs.

Very truly yours,

/s/Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 1998

PRINCIPAL
AMOUNT IN                                                                         COUPON         MATURITY
THOUSANDS                                                                          RATE            DATE            VALUE
----------------------------------------------------------------------------------------------------------------------------
         CORPORATE BONDS (45.0%)
         AUTO - RENTALS (1.9%)
$  1,000 Hertz Corp............................................................  9.50%           05/15/98       $  1,001,100
   1,000 Hertz Corp............................................................  7.375           06/15/01          1,032,360
                                                                                                                ------------
                                                                                                                   2,033,460
                                                                                                                ------------
         AUTOMOTIVE - FINANCE (3.8%)
   2,000 Ford Motor Credit Corp................................................  6.375           10/06/00          2,017,780
   2,000 General Motors Acceptance Corp........................................  7.125           05/01/01          2,056,320
                                                                                                                ------------
                                                                                                                   4,074,100
                                                                                                                ------------
         BANKS - INTERNATIONAL (0.9%)
   1,000 Kansallis-Osake Pankki (Finland)......................................  6.125           05/15/98          1,000,160
                                                                                                                ------------
         BANKS - REGIONAL (2.8%)
   2,000 Long Island Savings Bank..............................................  6.20            04/02/01          1,999,580
   1,000 Republic New York Corp................................................  8.25            11/01/01          1,067,700
                                                                                                                ------------
                                                                                                                   3,067,280
                                                                                                                ------------
         BROKERAGE (2.8%)
   1,000 Lehman Brothers Holdings, Inc.........................................  7.625           07/15/99          1,018,860
   2,000 Salomon, Inc..........................................................  6.50            03/01/00          2,017,060
                                                                                                                ------------
                                                                                                                   3,035,920
                                                                                                                ------------
         CABLE & TELECOMMUNICATIONS (5.9%)
   2,000 Airtouch Communications Inc...........................................  7.125           07/15/01          2,051,280
   1,000 Century Communications Corp...........................................  9.75            02/15/02          1,063,750
   1,375 News American Holdings, Inc...........................................  7.50            03/01/00          1,407,024
     800 Rogers Cablesystems, Ltd..............................................  9.625           08/01/02            849,000
   1,000 Telecommunications, Inc...............................................  7.375           02/15/00          1,020,980
                                                                                                                ------------
                                                                                                                   6,392,034
                                                                                                                ------------
         COMPUTER SERVICES (1.2%)
   1,270 Comdisco, Inc.........................................................  6.50            06/15/00          1,278,827
                                                                                                                ------------
         FINANCIAL (2.9%)
   1,000 AT&T Capital Corp.....................................................  6.65            04/30/99          1,005,330
   1,000 Fletcher Challenge Financial Inc......................................  9.80            06/15/98          1,004,650
   1,065 International Lease Finance Corp......................................  5.75            07/01/98          1,065,426
                                                                                                                ------------
                                                                                                                   3,075,406
                                                                                                                ------------
         FINANCIAL SERVICES (1.5%)
   1,500 Golden West Financial Corp............................................  7.875           01/15/02          1,582,110
                                                                                                                ------------
         FOOD SERVICES (1.9%)
   2,000 Supervalu, Inc........................................................  7.25            07/15/99          2,031,740
                                                                                                                ------------
         FOREIGN GOVERNMENT AGENCY (1.8%)
   2,000 Korea Development Bank................................................  6.25            05/01/00          1,909,660
                                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                                                         COUPON         MATURITY
THOUSANDS                                                                          RATE            DATE            VALUE
----------------------------------------------------------------------------------------------------------------------------
         GAS TRANSMISSION (1.9%)
$  2,000 The Williams Companies, Inc...........................................  7.50%           09/15/99       $  2,039,080
                                                                                                                ------------
         INSURANCE (1.0%)
   1,000 NAC Re Corp...........................................................  8.00            06/15/99          1,021,530
                                                                                                                ------------
         OIL INTEGRATED - DOMESTIC (1.0%)
   1,000 Occidental Petroleum Corp.............................................  8.50            11/09/01          1,069,370
                                                                                                                ------------
         PHOTOGRAPHY (0.9%)
   1,000 Polaroid Corp.........................................................  8.00            03/15/99          1,019,000
                                                                                                                ------------
         RAILROADS (2.9%)
   2,000 Norfolk Southern Corp.................................................  6.875           05/01/01          2,044,920
   1,000 Union Pac Corp........................................................  7.375           05/15/01          1,027,520
                                                                                                                ------------
                                                                                                                   3,072,440
                                                                                                                ------------
         TRANSPORTATION (0.2%)
     300 AMR Corp..............................................................  8.10            11/01/98            303,246
                                                                                                                ------------
         TRANSPORTATION - SHIPPING (1.9%)
   2,000 GATX Capital Corp.....................................................  6.50            11/01/00          2,013,860
                                                                                                                ------------
         UTILITIES - ELECTRIC (7.8%)
   1,500 Commonwealth Edison Co................................................  6.50            04/15/00          1,511,730
     493 Commonwealth Edison Co................................................  7.625           02/15/03            500,454
     370 Consumers Energy Co...................................................  8.875           11/15/99            385,096
   2,000 CSW Investments-144A*.................................................  6.95            08/01/01          2,042,340
   1,000 Illinois Power Co.....................................................  5.625           04/15/00            992,900
   1,000 Ohio Edison Co........................................................  6.875           09/15/99          1,010,450
     500 Pacific Gas & Electric Co.............................................  5.75            12/01/98            500,195
   1,490 System Energy Resources Inc...........................................  7.625           04/01/99          1,510,145
                                                                                                                ------------
                                                                                                                   8,453,310
                                                                                                                ------------

         TOTAL CORPORATE BONDS
         (IDENTIFIED COST $48,798,585)........................................................................    48,472,533
                                                                                                                ------------

         U.S. GOVERNMENT & AGENCY OBLIGATIONS (43.6%)
         ASSET-BACKED SECURITY (1.9%)
   2,000 California Infrastructure & Economic Development Bank Special
           Purpose Trust SCE-1 Class A-3.......................................  6.17            03/25/03          2,010,080
                                                                                                                ------------
         MORTGAGE PASS-THROUGH SECURITIES (13.8%)
   2,000 Federal Home Loan Mortgage Corp. PC Gold..............................  6.00               (a)            1,994,375
   4,244 Federal Home Loan Mortgage Corp. PC Gold..............................  6.00        06/01/98-04/01/03     4,232,003
   5,022 Federal Home Loan Mortgage Corp. PC Gold..............................  6.50        10/01/98-09/01/02     5,051,658
   3,641 Federal National Mortgage Assoc.......................................  6.00        10/01/00-07/01/01     3,614,025
                                                                                                                ------------
                                                                                                                  14,892,061
                                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS APRIL 30, 1998, CONTINUED

PRINCIPAL
AMOUNT IN                                                                         COUPON         MATURITY
THOUSANDS                                                                          RATE            DATE            VALUE
----------------------------------------------------------------------------------------------------------------------------
         U.S. GOVERNMENT AGENCIES (25.1%)
$  4,000 Federal Farm Credit Banks.............................................  6.11-6.16%  11/06/00-12/18/00  $  4,006,210
  11,000 Federal Home Loan Banks...............................................  5.45-6.25   12/22/99-12/04/00    10,994,140
   2,000 Federal Home Loan Mortgage Corp.......................................  5.97            03/02/01          1,997,240
  10,000 Federal National Mortgage Assoc.......................................  5.44-6.22   07/23/99-02/02/01    10,008,080
                                                                                                                ------------
                                                                                                                  27,005,670
                                                                                                                ------------
         U.S. GOVERNMENT OBLIGATIONS (2.8%)
   1,000 U.S. Treasury Note+...................................................  6.00            09/30/98          1,002,190
   1,000 U.S. Treasury Note+...................................................  5.875           08/31/99          1,004,440
   1,000 U.S. Treasury Note+...................................................  5.75            09/30/99          1,002,990
                                                                                                                ------------
                                                                                                                   3,009,620
                                                                                                                ------------

         TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
         (IDENTIFIED COST $46,859,818)........................................................................    46,917,431
                                                                                                                ------------

         SHORT-TERM INVESTMENTS (8.8%)
         U.S. GOVERNMENT AGENCY (b) (8.3%)
   9,000 Federal Home Loan Mortgage Corp.
           (AMORTIZED COST $9,000,000).........................................  5.45            05/01/98          9,000,000
                                                                                                                ------------

         REPURCHASE AGREEMENT (0.5%)
     510 The Bank of New York (dated 04/30/98; proceeds $510,772) (c)
           (IDENTIFIED COST $510,694)..........................................  5.50            05/01/98            510,694
                                                                                                                ------------

         TOTAL SHORT-TERM INVESTMENTS
         (IDENTIFIED COST $9,510,694).........................................................................     9,510,694

TOTAL INVESTMENTS
(IDENTIFIED COST $105,169,097) (D)...................................................................   97.4 %   104,900,658

OTHER ASSETS IN EXCESS OF LIABILITIES................................................................    2.6       2,798,576
                                                                                                       ------  -------------

NET ASSETS...........................................................................................  100.0 % $ 107,699,234
                                                                                                       ------  -------------
                                                                                                       ------  -------------

---------------------

*   Resale is restricted to qualified institutional investors.
+ Securities segregated as collateral for security purchased on a forward commitment basis.
PC  Participation Certificate.
(a) Security purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement.
(b) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(c) Collateralized by $520,332 Federal National Mortgage Association 6.07% due 04/24/03 valued at $520,908.
(d) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $243,729 and the aggregate gross unrealized depreciation is $512,168, resulting in net unrealized depreciation of $268,439.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1998

ASSETS:
Investments in securities, at value
  (identified cost $105,169,097)..............................................................  $104,900,658
Receivable for:
    Shares of beneficial interest sold........................................................     5,887,690
    Interest..................................................................................     1,488,536
Deferred organizational expenses..............................................................        24,174
Receivable from affiliate.....................................................................       101,634
Prepaid expenses and other assets.............................................................        11,881
                                                                                                ------------

     TOTAL ASSETS.............................................................................   112,414,573
                                                                                                ------------

LIABILITIES:
Payable for:
    Investments purchased.....................................................................     4,043,859
    Shares of beneficial interest repurchased.................................................       595,589
    Dividends to shareholders.................................................................        36,418
Accrued expenses and other payables...........................................................        39,473
                                                                                                ------------
     TOTAL LIABILITIES........................................................................     4,715,339
                                                                                                ------------
     NET ASSETS...............................................................................  $107,699,234
                                                                                                ------------
                                                                                                ------------

COMPOSITION OF NET ASSETS:
Paid-in-capital...............................................................................  $109,548,970
Net unrealized depreciation...................................................................      (268,439)
Accumulated undistributed net investment income...............................................            78
Accumulated net realized loss.................................................................    (1,581,375)
                                                                                                ------------

     NET ASSETS...............................................................................  $107,699,234
                                                                                                ------------
                                                                                                ------------

NET ASSET VALUE PER SHARE,
  11,346,474 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED OF $.01 PAR VALUE)...............         $9.49
                                                                                                ------------
                                                                                                ------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 1998

NET INVESTMENT INCOME:

INTEREST INCOME.................................................................................  $4,134,905
                                                                                                  ----------

EXPENSES
Investment management fee.......................................................................     443,693
Registration fees...............................................................................      57,682
Professional fees...............................................................................      56,073
Shareholder reports and notices.................................................................      41,518
Organizational expenses.........................................................................      34,598
Transfer agent fees and expenses................................................................      33,115
Custodian fees..................................................................................      14,108
Trustees' fees and expenses.....................................................................      11,968
Other...........................................................................................       4,943
                                                                                                  ----------

     TOTAL EXPENSES.............................................................................     697,698

Less: amounts waived/reimbursed.................................................................    (697,698)
                                                                                                  ----------

     NET EXPENSES...............................................................................      --
                                                                                                  ----------

     NET INVESTMENT INCOME......................................................................   4,134,905
                                                                                                  ----------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss...............................................................................    (421,092)
Net change in unrealized depreciation...........................................................     353,108
                                                                                                  ----------

     NET LOSS...................................................................................     (67,984)
                                                                                                  ----------

NET INCREASE....................................................................................  $4,066,921
                                                                                                  ----------
                                                                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  FOR THE YEAR  FOR THE YEAR
                                                                                     ENDED         ENDED
                                                                                   APRIL 30,     APRIL 30,
                                                                                      1998          1997
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income...........................................................  $  4,134,905  $  2,333,799
Net realized loss...............................................................      (421,092)     (230,430)
Net change in unrealized depreciation...........................................       353,108       (27,367)
                                                                                  ------------  ------------

     NET INCREASE...............................................................     4,066,921     2,076,002

Dividends from net investment income............................................    (4,191,003)   (2,254,744)

Net increase from transactions in shares of beneficial interest.................    65,571,237     9,252,602
                                                                                  ------------  ------------

     NET INCREASE...............................................................    65,447,155     9,073,860

NET ASSETS:
Beginning of period.............................................................    42,252,079    33,178,219
                                                                                  ------------  ------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $78 AND $56,176,
    RESPECTIVELY)...............................................................  $107,699,234  $ 42,252,079
                                                                                  ------------  ------------
                                                                                  ------------  ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Short-Term Bond Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide a high level of current income consistent with the preservation of capital. The Fund seeks to achieve its objective by investing in a diversified portfolio of short-term fixed income securities. The Fund was organized as a Massachusetts business trust on October 22, 1993 and commenced operations on January 10, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Dean Witter InterCapital Inc. (the "Investment Manager") that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors);
(3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (4) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1998, CONTINUED

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- The Investment Manager paid the organizational expenses of the Fund in the amount of approximately $173,000 which has been reimbursed, exclusive of any amounts assumed. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.70% to the net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of

DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1998, CONTINUED

all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

For the period January 1, 1997 through December 31, 1998, the Investment Manager is waiving its compensation and assuming all operating expenses without limitation.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales\prepayments of portfolio securities, excluding short-term investments, for the year ended April 30, 1998 were $89,499,911 and $32,924,944, respectively. Included in the aforementioned are purchases and sales\prepayments of U.S. Government securities of $49,903,973 and $20,958,107, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent. At April 30, 1998, the Fund had transfer agent fees and expenses payable of approximately $2,300.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                          APRIL 30, 1998                APRIL 30, 1997
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
Sold.............................................................   15,691,994   $  149,203,263     5,655,876   $ 53,856,789
Reinvestment of dividends........................................      323,662        3,075,757       187,178      1,780,724
                                                                   -----------   --------------   -----------   ------------
                                                                    16,015,656      152,279,020     5,843,054     55,637,513
Repurchased......................................................   (9,118,681)     (86,707,783)   (4,870,750)   (46,384,911)
                                                                   -----------   --------------   -----------   ------------
Net increase.....................................................    6,896,975   $   65,571,237       972,304   $  9,252,602
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

DEAN WITTER SHORT-TERM BOND FUND
NOTES TO FINANCIAL STATEMENTS APRIL 30, 1998, CONTINUED

5. FEDERAL INCOME TAX STATUS

At April 30, 1998, the Fund had a net capital loss carryover of approximately $1,424,000, to offset future capital gains to the extent provided by regulations available through April 30 of the following years:

           AMOUNT IN THOUSANDS
------------------------------------------
  2003       2004       2005       2006
---------  ---------  ---------  ---------
$     378  $     501  $     186  $     359
---------  ---------  ---------  ---------
---------  ---------  ---------  ---------

Capital losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer net capital losses of approximately $158,000 during fiscal 1998.

As of April 30, 1998, the Fund had temporary book/tax differences primarily attributable to post-October losses.

DEAN WITTER SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                              FOR THE PERIOD
                                                           FOR THE YEAR ENDED APRIL 30,                         JANUARY 10,
                                          ---------------------------------------------------------------      1994* THROUGH
                                               1998             1997           1996             1995          APRIL 30, 1994
-----------------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period....  $         9.50     $     9.54     $     9.46     $         9.62          $ 10.00
                                                  ------     ----------     ----------             ------           ------

Net investment income...................            0.65           0.61           0.63               0.77             0.21
Net realized and unrealized gain
 (loss).................................        --                (0.06)          0.05              (0.33)           (0.40)
                                                  ------     ----------     ----------             ------           ------

Total from investment operations........            0.65           0.55           0.68               0.44            (0.19)
                                                  ------     ----------     ----------             ------           ------

Less dividends and distributions from:
   Net investment income................           (0.66)         (0.59)         (0.45)             (0.59)           (0.19)
   Paid-in-capital......................        --               --              (0.15)             (0.01)         --
                                                  ------     ----------     ----------             ------           ------

Total dividends and distributions.......           (0.66)         (0.59)         (0.60)             (0.60)           (0.19)
                                                  ------     ----------     ----------             ------           ------

Net asset value, end of period..........  $         9.49     $     9.50     $     9.54     $         9.46          $  9.62
                                                  ------     ----------     ----------             ------           ------
                                                  ------     ----------     ----------             ------           ------

TOTAL INVESTMENT RETURN+................            7.02%          5.88%          7.33%              4.76%           (2.01)%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses................................        --   (3)           0.64%(3)       0.37%(3)       --   (3)          --     (2)(3)

Net investment income...................            6.52%(3)       6.25%(3)       6.54%(3)           7.64%(3)         6.36%(2)(3)

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands..............................        $107,699        $42,252        $33,178            $29,818          $43,403

Portfolio turnover rate.................             %55            %67            %64                %74                9%(1)

---------------------

 *   Commencement of operations.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) If the Fund had borne all expenses that were assumed or waived by the Investment Manager, the annualized expense and net investment income ratios would have been 1.10% and 5.42%, respectively, for the year ended April 30, 1998, 1.30% and 5.59%, respectively, for the year ended April 30, 1997, 1.29% and 5.61%, respectively, for the year ended April 30, 1996, 1.08% and 6.56%, respectively, for the year ended April 30, 1995 and 1.55% and 4.81%, respectively, for the period ended April 30, 1994.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER SHORT-TERM BOND FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER SHORT-TERM BOND FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Short-Term Bond Fund (the "Fund") at April 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period January 10, 1994 (commencement of operations) through April 30, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
JUNE 9, 1998

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Peter M. Avelar
Vice President

Rajesh K. Gupta
Vice President

Rochelle G. Siegel
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048



This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.



DEAN WITTER
SHORT-TERM
BOND FUND


[PHOTO]


ANNUAL REPORT
APRIL 30, 1998